UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : June 25, 2003

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2003, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2003-CB1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-103927-02              13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LLP, as servicer, and JPMorgan Chase Bank, as trustee.

     On June 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2003 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE  INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-CB1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  June 27, 2003              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on June 25, 2003



                 Specialty Underwirting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2003-CB1
                                Statement to Certificate Holders
                                      June 25, 2003

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A       204,350,000.00   200,333,917.91  3,479,552.25      267,093.57    3,746,645.82      0.00         0.00      196,854,365.66
M1       15,860,000.00    15,860,000.00          0.00       27,004.73       27,004.73      0.00         0.00       15,860,000.00
M2       12,810,000.00    12,810,000.00          0.00       31,585.54       31,585.54      0.00         0.00       12,810,000.00
B1        7,320,000.00     7,320,000.00          0.00       20,988.44       20,988.44      0.00         0.00        7,320,000.00
B2        3,660,000.00     3,660,000.00          0.00       10,494.22       10,494.22      0.00         0.00        3,660,000.00
R               100.00             0.00          0.00            0.00            0.00      0.00         0.00                0.00
P                 0.00             0.00          0.00       51,626.42       51,626.42      0.00         0.00                0.00
C                 0.00             0.00          0.00    1,107,533.78    1,107,533.78      0.00         0.00                0.00
TOTALS  244,000,100.00   239,983,917.91  3,479,552.25    1,516,326.70    4,995,878.95      0.00         0.00      236,504,365.66

S       244,000,100.00   239,983,917.91          0.00            0.00            0.00      0.00         0.00      236,504,365.66
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A       84751PAA7       980.34704140  17.02741497      1.30703974     18.33445471          963.31962643       A        1.660000 %
M1      84751PAC3     1,000.00000000   0.00000000      1.70269420      1.70269420        1,000.00000000       M1       2.120000 %
M2      84751PAD1     1,000.00000000   0.00000000      2.46569399      2.46569399        1,000.00000000       M2       3.070000 %
B1      84751PAE9     1,000.00000000   0.00000000      2.86727322      2.86727322        1,000.00000000       B1       3.570000 %
B2      84751PAF6     1,000.00000000   0.00000000      2.86727322      2.86727322        1,000.00000000       B2       3.570000 %
R       84751PAG4         0.00000000   0.00000000      0.00000000      0.00000000            0.00000000       R        1.660000 %
TOTALS                  983.54024408  14.26045420      6.21445114     20.47490534          969.27978989

S       84751PAB5       983.54024408   0.00000000      0.00000000      0.00000000          969.27978989       S        0.000000 %
------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                              Rebekah S. Pappachen
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                               Tel: (212) 623-4469
                               Fax: 212) 623-5858
                       Email: rebekah.pappachen@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

Section 4.05(a)(i)       Scheduled Principal                                                                     190,401.30
                         Principal Prepayments                                                               239,736,212.32
                         Repurchased Principal                                                                    57,304.97
                         Extra Principal Distribution Amount                                                           0.00
                         Prepayment Penalties                                                                     51,626.42

Section 4.05(a)(v)       Total Beginning Number of Loans                                                              1,637
                         Total Ending Number of Loans                                                                 1,616
                         Total Ending Collateral Balance                                                     236,504,366.34

Section 4.05(a)          O/C Amount
                         (Please note that Overcollateralization will not occur prior to October of 2003)              0.68
                         Targeted O/C Amount                                                                           0.00
                         O/C Deficiency Amount                                                                         0.00
                         O/C Release Amount                                                                            0.00
                         Monthly Excess Interest                                                               1,107,533.78
                         Monthly Excess Cash Flow Amount                                                       1,107,533.78

Section 4.05(a)(vi)      Servicing Fee                                                                            99,993.42

Section 4.05(a)(viii)    Current Advances                                                                        267,535.15

Section 4.05(a)(ix)      Cumulative Realized Loss Amount                                                               0.00

Section 4.05(a)(ix)      Cumulative Class A Applied Realized Loss Amount                                               0.00
                         Cumulative Class M1 Applied Realized Loss Amount                                              0.00
                         Cumulative Class M2 Applied Realized Loss Amount                                              0.00
                         Cumulative Class B1 Applied Realized Loss Amount                                              0.00
                         Cumulative Class B2 Applied Realized Loss Amount                                              0.00

Section 4.05(a)(x)       Current Realized Loss Amount                                                                  0.00

Section 4.05(a)(x)       Current Class A Applied Realized Loss Amount                                                  0.00
                         Current Class M1 Applied Realized Loss Amount                                                 0.00
                         Current Class M2 Applied Realized Loss Amount                                                 0.00
                         Current Class B1 Applied Realized Loss Amount                                                 0.00
                         Current Class B2 Applied Realized Loss Amount                                                 0.00

Section 4.05(a)(xi)      Loans Delinquent
                           Group 1
                                                                     Principal
                          Category              Number                Balance               Percentage
                          1 Month                 39             5,096,204.83                  2.15 %
                          2 Month                 11             1,088,423.48                  0.46 %
                          3 Month                 13             1,878,189.72                  0.79 %
                           Total                  63             8,062,818.03                  3.40 %

                          Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)       Loans in Foreclosure
                           Group 1
                                                Principal
                           Number               Balance                Percentage
                              5              825,433.83                  0.35 %

Section 4.05(a)(xi)       Loans in Bankruptcy
                           Group 1
                                                Principal
                           Number               Balance                Percentage
                              2              120,692.98                  0.05 %

Section 4.05(a)(xiii)     Loans in REO
                           Group 1
                                                Principal
                           Number               Balance                Percentage
                              0                    0.00                  0.00 %

Section 4.05(a)(xv)      Trigger Event Occurrence                                                                        NO

                         Rolling 3 Month Prior Delinquency Percentage                                                   N/A

                         Cumulative Realized Losses as a Percentage of Original Collateral Balance                 0.0000 %

Section 4.05(a)(xvi)     Class A Interest Carryforward Amount                                                          0.00
                         Class S Interest Carryforward Amount                                                          0.00
                         Class M1 Interest Carryforward Amount                                                         0.00
                         Class M2 Interest Carryforward Amount                                                         0.00
                         Class B1 Interest Carryforward Amount                                                         0.00
                         Class B2 Interest Carryforward Amount                                                         0.00
                         Class R Interest Carryforward Amount                                                          0.00

Section 4.05(a)(xvii)    Class A Interest Carryover Amount Paid                                                        0.00
                         Class S Interest Carryover Amount Paid                                                        0.00
                         Class M1 Interest Carryover Amount Paid                                                       0.00
                         Class M2 Interest Carryover Amount Paid                                                       0.00
                         Class B1 Interest Carryover Amount Paid                                                       0.00
                         Class B2 Interest Carryover Amount Paid                                                       0.00
                         Class R Interest Carryover Amount Paid                                                        0.00

Section 4.05(a)(xviii)   Repurchased Principal                                                                    57,304.97

Section 4.05(a)(xx)      Credit Risk Manager Fee Paid                                                              2,999.80

Section 4.05(a)          Weighted Average Mortgage Rate for All Loans                                                7.85 %
                         Weighted Average Term to Maturity                                                              346

Section 4.05(a)          Total Class Interest Accrual Relief Act Reduction                                         1,066.31
                         Class A Interest Accrual Relief Act Reduction                                               797.40
                         Class S Interest Accrual Relief Act Reduction                                                 0.00
                         Class M1 Interest Accrual Relief Act Reduction                                               80.62
                         Class M2 Interest Accrual Relief Act Reduction                                               94.30
                         Class B1 Interest Accrual Relief Act Reduction                                               62.66
                         Class B2 Interest Accrual Relief Act Reduction                                               31.33
                         Class R Interest Accrual Relief Act Reduction                                                 0.00

Section 4.05(a)          Net Prepayment Interest Shortfalls                                                            0.00
                         Class A Interest Accrual Prepayment Interest Shortfall Reduction                              0.00
                         Class S Interest Accrual Prepayment Interest Shortfall Reduction                              0.00
                         Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                         Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                         Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                         Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                             0.00
                         Class R Interest Accrual Prepayment Interest Shortfall Reduction                              0.00

Section 4.05(a)          Class A Libor Carryover Amount                                                                0.00
                         Class A Unpaid Libor Carryover Amount                                                         0.00
                         Class M1 Libor Carryover Amount                                                               0.00
                         Class M1 Unpaid Libor Carryover Amount                                                        0.00
                         Class M2 Libor Carryover Amount                                                               0.00
                         Class M2 Unpaid Libor Carryover Amount                                                        0.00
                         Class B1 Libor Carryover Amount                                                               0.00
                         Class B1 Unpaid Libor Carryover Amount                                                        0.00
                         Class B2 Libor Carryover Amount                                                               0.00
                         Class B2 Unpaid Libor Carryover Amount                                                        0.00
                         Class R Libor Carryover Amount                                                                0.00
                         Class R Unpaid Libor Carryover Amount                                                         0.00

Section 4.05(a)          Available Funds                                                                       4,944,252.53
                         Interest Remittance Amount                                                            1,464,700.28
                         Principal Remittance Amount                                                           3,479,552.25

Sec 4.06(ii) Class C Distributable Amount                                                                      1,107,533.78

Interest Earnings on Certificate Account Paid to Seller                                                              362.84

                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.